UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2022

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K in connection with the termination of the Voting Plan and the Voting Rights is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2022, InVivo Therapeutics Holdings Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2015 Equity Incentive Plan (as so amended, the “Incentive Plan”) to (i) increase the total number of shares reserved and available for delivery under the Incentive Plan by 800,000 shares of common stock and set the number of shares of common stock reserved and available for delivery under the Incentive Plan at 925,465 shares, (ii) set the number of shares of common stock that may be granted as incentive stock options under the Incentive Plan at 925,465 shares of common stock and (iii) set the per participant limits under the Incentive Plan at 925,465 shares of common stock (collectively, the “Incentive Plan Amendment”). A copy of the Incentive Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Articles of Incorporation to (i) increase the number of shares of authorized common stock (the “Common Stock Amendment”) and (ii) authorize 1,000,000 shares of “blank-check” preferred stock (the “Preferred Stock Amendment” and, together with the Common Stock Amendment, the “Articles Amendments”). Following stockholder approval of the Articles Amendments, Certificates of Amendment to the Company’s Articles of Incorporation were filed with the Secretary of State of Nevada on September 12, 2022, at which time the Articles Amendments became effective.

This descriptions of the Articles Amendments are qualified in their entirety by reference to the complete text of the Certificate of Amendment for each of the Common Stock Amendment and the Preferred Stock Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Voting Plan and the Voting Rights (as such terms are defined below) automatically terminated upon the completion of the vote of the Company’s stockholders at the Annual Meeting as to the approval or rejection of the Articles Amendments.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below is a summary of the matters voted on at the Annual Meeting.

Election of Directors

The Company’s stockholders elected Daniel Marshak and Christina Morrison as Class II directors, each to serve for a three-year term expiring at the Company’s 2025 Annual Meeting of Stockholders. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	For	Withheld	Broker Non-Votes
Daniel Marshak	134,508	22,367	324,242
Christina Morrison	138,226	18,649	324,242

Approval of Common Stock Amendment

As previously disclosed in the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2022, pursuant to the Voting Rights Plan, dated as of May 26, 2022 (the “Voting Plan”), the Board authorized and granted super voting rights (the “Voting Rights”) to certain shares of the Company’s common stock held by certain eligible stockholders, allowing such eligible stockholders to exercise additional voting rights with respect to the Articles Amendments (as defined in the Proxy Statement), subject to applicable conditions. The Company’s stockholders approved the Common Stock Amendment, after applying a Voting Factor (as defined in the Voting Plan) of 3.9 million under the Voting Plan.

The results of the stockholders’ vote with respect to the Common Stock Amendment, both excluding the Voting Rights and after applying a Voting Factor of 3.9 million under the Voting Plan, were as follows:

	Excluding Voting Rights	After Applying Voting Factor
For:	360,317	4,620,102,023
Against:	112,684	1,444,870,978
Abstain:	8,116	8,116

Approval of Preferred Stock Amendment

The Company’s stockholders approved the Preferred Stock Amendment, after applying a Voting Factor of 3.9 million under the Voting Plan. The results of the stockholders’ vote with respect to the Preferred Stock Amendment, both excluding the Voting Rights and after applying a Voting Factor of 3.9 million under the Voting Plan, were as follows:

	Excluding Voting Rights	After Applying Voting Factor
For:	77,687	3,045,833,976
Against:	76,998	3,018,820,709
Abstain:	2,190	2,190
Broker Non-Votes:	324,242	324,242

Approval of Amendment to 2015 Equity Incentive Plan

The Company’s stockholders approved the Incentive Plan Amendment. The results of the stockholders’ vote with respect to the Incentive Plan Amendment were as follows:

For:	81,576
Against:	70,570
Abstain:	4,729
Broker Non-Votes:	324,242

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers. The results of the stockholders’ vote with respect to such advisory vote were as follows:

For:	124,203
Against:	29,206
Abstain:	3,466
Broker Non-Votes:	324,242

Ratification of the Appointment of RSM US, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The Company’s stockholders ratified the appointment of RSM US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

For:	446,455
Against:	28,449
Abstain:	6,213

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State, dated September 12, 2022.
3.2	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State, dated September 12, 2022.
99.1	InVivo Therapeutics Holdings Corp. 2015 Equity Incentive Plan (incorporated by reference to Appendix C to the Company’s Definitive Proxy Statement, as filed with the SEC on August 18, 2022).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: September 13, 2022	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer